UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
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Form 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  January 10, 2017

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Calamos Asset Management, Inc.
(Exact Name of Registrant as Specified in its Charter)

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Delaware	0-51003	32-0122554
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2020 Calamos Court Naperville, Illinois	60563
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (630) 246-7200

Not Applicable
(Former Name and Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
On January 10, 2017, Calamos Asset Management, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement” with Calamos Partners LLC, a Delaware limited liability company (“Parent”), and CPCM Acquisition, Inc., a Delaware corporation (“Acquisition Sub”) and wholly owned subsidiary of Parent, pursuant to which, among other things, Acquisition Sub has agreed to make a cash tender offer (the “Offer”) to purchase any of the outstanding shares of the Company’s Class A Common Stock, par value $0.01 per share (the “Shares”), at a purchase price of $8.25 per Share in cash (the “Offer Price”).  Parent is controlled by John P. Calamos, Sr., the Founder, Chairman of the Board and Global Chief Investment Officer of the Company.  Mr. John S. Koudounis, the Company’s Chief Executive Officer, also has an ownership interest in Parent.

Pursuant to the terms of the Merger Agreement, the Offer is required to be commenced not later than January 20, 2017.  Unless the Offer is extended in accordance with the Merger Agreement, the Offer will expire at midnight, New York time, on the date that is 20 business days after the date the Offer is first commenced.   In the event that any of the conditions to the Offer are not satisfied or waived as of any scheduled expiration of the Offer, Acquisition Sub is required to extend the Offer for one or more successive extension periods of not more than five business days each (or longer if approved by the special committee (the “Special Committee”) of the Company’s Board of Directors (the “Board”) formed for purposes of evaluating the transaction).  If, at any scheduled expiration of the Offer occurring on or after March 31, 2017, the conditions to the Offer are satisfied or waived, the financing commitment obtained for financing the Offer and Merger has expired and a substitute financing commitment on terms contemplated by the Merger Agreement has not been obtained (in each case, other than as a result of a breach by Parent or Acquisition Sub of certain representations, warranties and covenants set forth in the Merger Agreement), Acquisition Sub may extend the Offer for successive extension periods of not more than five business days each (or longer if approved by the Special Committee).  Following March 31, 2017, Acquisition Sub will not be required to consummate the Offer and the Merger unless either (i) Parent and its affiliates have obtained either an extension of the financing commitment obtained for the financing or a substitute financing commitment on terms contemplated by the Merger Agreement that is available for at least three business days following expiration of the Offer or (ii) the expiration of the financing commitment obtained for the financing or the failure to obtain the substitute financing commitment is the result of the breach by Parent and Acquisition Sub of certain of their representations, warranties and covenants under the Merger Agreement.

In the event that the Offer has been extended past March 31, 2017 as described in the preceding paragraph and the Merger Agreement is terminated under certain limited circumstances as described in the Merger Agreement, the Company will declare (and Parent will take no action to prevent the Company from declaring), within two business days of termination, to all holders of record of Class A Common Stock, a special one-time cash dividend in the amount of sixty-five cents ($0.65) per Share, with the dividend being paid as promptly as practicable thereafter.

Acquisition Sub’s obligation to accept for purchase and pay for Shares tendered in the Offer is subject to the satisfaction (or its waiver) of (i) a condition that the number of Shares as to which properly executed notices of appraisal have been received by the Company as of immediately prior to the expiration of the Offer does not exceed 15% of the outstanding Shares; (ii) a condition that there has not been a decline in either the Dow Jones Industrial Average or the Standard and Poor’s 500 Index by an amount in excess of 25%, measured from the close of business on the date of the Merger Agreement; (iii) a condition that there has not been any general suspension of payments in respect of, or extension of credit by, JP Morgan Chase Bank; and (iv) other conditions customary in nature as set forth in the Merger Agreement.  The consummation of the Offer is not subject to a minimum tender condition.

Subject to the terms and conditions of the Merger Agreement, promptly following the expiration of the Offer Acquisition Sub will accept all Shares validly tendered and not withdrawn for purchase in the Offer and Acquisition Sub will merge with and into the Company, the separate corporate existence of

Acquisition Sub will cease and the Company will continue as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger”). Each Share that is not tendered and accepted pursuant to the Offer (other than dissenting Shares and Shares cancelled pursuant to Merger Agreement, including Shares held by Acquisition Sub and persons that directly or indirectly hold the outstanding stock of Acquisition Sub) will be cancelled and converted into the right to receive cash consideration (without interest) in an amount equal to the Offer Price. The Merger Agreement contemplates that the Merger will be effected pursuant to Section 251(h) of the General Corporation Law of the State of Delaware pursuant to which no stockholder vote will be required to consummate the Merger.

Pursuant to the terms of the Merger Agreement, each stock option to purchase Shares outstanding as of immediately prior to the effective time of the Merger (the “Effective Time”), whether vested or unvested, will be canceled and terminated and, after cancellation, will represent the right to receive, subject to any applicable withholding taxes, an amount in cash (without interest), if any, equal to the product obtained by multiplying (x) the aggregate number of Shares underlying such stock option by (y) an amount equal to (A) the Offer Price, less (B) the per share exercise price of such stock option.

Pursuant to the terms of the Merger Agreement, each Company restricted stock unit outstanding immediately prior to the Effective Time will be entitled, upon vesting, to an amount in cash equal to the Offer Price (plus accrued dividend equivalents, if any, through the Effective Time), subject to any applicable withholding taxes.  Restricted stock units held by persons whose positions or service with the Company will terminate as of the Effective Time by reason of the Offer and the Merger will automatically vest as of the Effective Time.

Until the earlier of the termination of the Merger Agreement and the acceptance for purchase by Parent or Acquisition Sub, as applicable, of tendered Shares, the Company has agreed to operate its business and the business of its subsidiaries in all material respects in the ordinary and usual course consistent with past practice and has agreed to certain other operating covenants and restrictions, as set forth more fully in the Merger Agreement. The Company also agreed to cooperate as is reasonably necessary to assist Parent in commencing the Offer, including providing information necessary to be included in the documentation for the Offer. The Company has agreed to file with the Securities and Exchange Commission (“SEC”) a Solicitation/Recommendation Statement on Schedule 14D-9 within one business day after the filing of a Schedule TO and other documents related to the Offer by Acquisition Sub and Parent.

The Company is subject to non-solicitation covenants, subject to customary exceptions that would permit the Company to respond to a bona fide, written and unsolicited offer that either constitutes or would be reasonably expected to lead to a proposal that (a) but for voting control of affiliates of Parent would be reasonably likely to be consummated and (b) is more favorable, from a financial point of view, to stockholders (other than Calamos Partners LLC and its affiliates, management of the Company and Calamos Investments LLC) than the Offer and the Merger (as defined in the Merger Agreement, a “Superior Proposal”), if the Board of Directors or the Special Committee determines in good faith (after consultation with outside legal counsel) that a failure to do so would result in a breach of the Board’s or Special Committee’s fiduciary duties. The Board or Special Committee may change its recommendation in favor of the Offer and the Merger and notify Parent of its intent to terminate the Merger Agreement in response to a Superior Proposal if the Board or Special Committee determines in good faith (after consultation with outside legal counsel) that a failure to do so would result in a breach of its fiduciary duties; provided, that prior to such change in recommendation, Parent has the right to negotiate and propose adjustments to the terms and conditions of the Merger Agreement so that there is no longer a basis for the Board or Special Committee’s change of recommendation. The Board or Special Committee also may change its recommendation in favor of the Offer and the Merger and notify Parent of its intent to terminate the Merger Agreement in response to certain material events occurring after the date of the

Agreement and not otherwise known (or the material consequences of which were not otherwise known) to the Special Committee if the Board or Special Committee determines in good faith (after consultation with outside legal counsel) that a failure to do so would be reasonably likely to be inconsistent with its fiduciary obligations; provided, that prior to such change in recommendation, Parent has the right to negotiate and propose adjustments to the terms and conditions of the Merger Agreement so that there is no longer a basis for the Board or Special Committee’s change of recommendation.

If the Company or Parent terminates the Merger Agreement as result of the Board or Special Committee effecting a change in its recommendation, the Company would be required to pay to Parent a $2.5 million termination fee.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the complete copy of the Merger Agreement, filed as Exhibit 10.1 and incorporated by reference herein.

The Merger Agreement and the above disclosure concerning the Merger Agreement have been included to provide investors and security holders with information regarding the terms of the Merger Agreement.  They are not intended to provide any other factual information about the Company or its subsidiaries, affiliates or businesses.  The Merger Agreement contains representations and warranties of Parent and Acquisition Sub solely for the benefit of the Company, and representations and warranties of the Company solely for the benefit of Parent and Acquisition Sub, that were used for the purpose of allocating risk among the parties.  These representations and warranties may be subject to qualifications and limitations contained in confidential disclosures agreed to among the parties, that also may create exceptions to these representations and warranties.  Therefore, investors and security holders should not treat them as categorical statements of fact.  Moreover, these representations and warranties (i) may apply standards of materiality in a way that is different from what may be material to investors; (ii) were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Merger Agreement; and (iii) are subject to more recent developments.  Accordingly, investors and security holders should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about the Company that it includes in reports and statements it files with the SEC.

Item 2.01.	Completion of Acquisition or Disposition of Assets.
The Company currently owns 22.2% of the operating company, Calamos Investments LLC (“Calamos Investments”), with the remaining 77.8% privately owned by Parent and John P. Calamos, Sr.  On or about January 20, 2017, Calamos Investments will effect a distribution of $100 million of cash and securities to the members of Calamos Investments on a pro rata basis in accordance with the members’ respective percentage interests.  The pro rata portion of the distribution to be received by the Company and Mr. Calamos with respect to each of their ownership interests in Calamos Investments will be paid in cash in the amount of approximately $22.2 million and $0.2 million, respectively, and the remaining pro rata portion of the distribution to Parent will be paid in cash and securities (to be valued as of the close of business on January 12, 2017).

Item 7.01.	Regulation FD Disclosure
On January 11, the Company issued a press release announcing its entry into the Merger Agreement.  A copy of the Company’s release is included herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

2.1	Agreement and Plan of Merger dated as of January 10, 2017, among the Company, Acquisition Sub and Parent.*

99.1	Press Release dated January 11, 2017

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish copies thereof to the Securities and Exchange Commission upon request.

Important Additional Information and Where to Find It

The Offer described above has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of the Company, nor is it a substitute for the tender offer materials that Parent and Acquisition Sub will file with the SEC upon commencement of the tender offer. At the time that the tender offer is commenced, Parent and Acquisition Sub will file tender offer materials on Schedule TO with the SEC, and the Company will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the offer. THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT WILL CONTAIN IMPORTANT INFORMATION THAT SHOULD BE READ CAREFULLY AND CONSIDERED BY THE COMPANY’S STOCKHOLDERS BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. Both the tender offer statement and the solicitation/recommendation statement will be made available to Company stockholders free of charge. A free copy of the tender offer statement and the solicitation/recommendation statement will also be made available to all stockholders by contacting Company at IR@calamos.com or by phone at +1.630.245.7200, or by visiting the Company’s website (www.calamos.com). In addition, the tender offer statement and the solicitation/recommendation statement (and all other documents filed with the SEC) will be available at no charge on the SEC’s website (www.sec.gov) upon filing with the SEC. THE COMPANY’S STOCKHOLDERS ARE ADVISED TO READ THE TENDER OFFER STATEMENT AND THE SOLICITATION/RECOMMENDATION STATEMENT WHEN THEY BECOME AVAILABLE, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE TENDER OFFER, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE TRANSACTION.

Forward Looking Statements

Any statements made in this Form 8-K that are not statements of historical fact, including statements about the expected timing for launching the Offer and completing the transactions referred to herein, the anticipated timing of the distribution by Calamos Investments and the potential effects of the Offer and Merger, are forward-looking statements that are based on management’s beliefs, certain assumptions and current expectations and should be evaluated as such. These statements may be identified by their use of forward-looking terminology such as the words “expect,” “project,” “anticipate,” “intend,” “may,” “seek,” “will” and similar words or expressions. Forward-looking statements include statements that may relate to the Company or Parent’s plans, objectives, strategies, goals, future events, future revenues or performance, and other information that is not historical information. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, but are not limited to, the satisfaction of the conditions to the Offer and the Merger contained in the Merger Agreement; the absence of certain material adverse changes in the Company’s business; and general economic, business and market conditions. For a more complete discussion of certain of the risks and uncertainties with respect to the Company’s business, see the discussion of risks and uncertainties in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, other reports the Company files with the SEC, as well as the documents related to the Offer to be filed by Parent, Acquisition Sub and the Company. The forward-looking statements contained in this press release are made as of the date that the press release is issued, and the Company undertakes no obligation to update any forward-looking statements, whether as a result of future events, new information or otherwise, except as required by law. All forward-looking statements in this document are qualified in their entirety by this cautionary statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Calamos Asset Management, Inc. (Registrant)
Date: January 11, 2017
	By:	/s/J. Christopher Jackson
J. Christopher Jackson
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger dated as of January 10, 2017, among the Company, Acquisition Sub and Parent*
99.1	Press Release dated January 11, 2017
* Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish copies thereof to the Securities and Exchange Commission upon request.